UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        May 5, 2005


                                  Knology, Inc.
                   __________________________________________
             (Exact name of registrant as specified in its charter)


            Delaware                000-32647              58-2424258
      _____________________       _____________          ______________
  (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation)         File Number)         Identification No.)


   1241 O.G.Skinner Drive, West Point, Georgia              31833
        _________________________________                ___________
    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:         706-645-8752


                                 Not Applicable
                 ______________________________________________
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.


Item 8.01. Other Events

On May 5, 2005, Knology issued a press release announcing its 2005 first quarter results. Knology also announced that it had received commitments for approximately $9.2 million of funding in a convertible preferred private equity transaction and a commitment for a fully underwritten $305.0 million senior secured financing transaction. The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

99.1 Press Release, dated May 5, 2005.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Knology, Inc.

May 5, 2005                              By: /s/ Chad S. Wachter
                                         ---------------------------------------
                                         Name: Chad S. Wachter
                                         Title: Vice President, General Counsel
                                                and Secretary




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                                  Exhibit Index


Exhibit No.                Description
-----------                -----------

99.1                       Press release dated May 5, 2005.